UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2019

InsPro Technologies Corporation
(Exact name of registrant as specified in charter)

Delaware	000-51701	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Chester Pike

Suite 400

Eddystone, Pennsylvania 19022
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: NONE

Item 5.07.	Submission of Matters to a Vote of Security Holders.

InsPro Technologies Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 14, 2019.

The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 03, 2019, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:

Nominee	For	Withheld
Michael Azeez	146,828,192	2,173,800
Donald R. Caldwell	146,896,553	2,105,439
Kenneth Harvey	146,827,192	2,174,800
Alan Krigstein	146,827,192	2,174,800
Sanford Rich	146,828,192	2,174,800
Frederick Tecce	146,796,553	2,205,439
Anthony R. Verdi	146,828,192	2,173,800
Edmond J. Walters	146,838,192	2,163,800

2.	Ratification of the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019

For	Against	Abstain
162,892,087	161,777	190,300

3.

The vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of this Proxy Statement

For	Against	Abstain
146,490,192	2,272,000	239,800

4.	The vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation to occur annually, every two years or every three years

Annually:	2,410,969
Every Two Years:	50,275,800
Every Three Years:	96,064,923
ABSTAIN:	250,300

There were 14,242,172 broker non-votes with respect to the election of directors. There were no broker non-votes with respect to the proposals to ratify the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019. There were 14,242,172 broker non-votes with respect to the vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of this Proxy Statement. There were 14,242,172 broker non-votes with respect to the vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; (ii) the proposal to ratify the selection of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019; (iii) the vote of the stockholders on the resolution that InsPro Technologies Corporation’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of this Proxy Statement; and (iv) the vote of the stockholders on the resolution for a non-binding, advisory vote, of the frequency of the shareholder advisory vote on executive compensation to occur every three years; were each adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 14, 2019	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Chief Executive Officer, Chief Financial Officer, Chief Operating Officer